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                                                                    EXHIBIT 10.1

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                        BERKSHIRE INCOME REALTY-OP, L.P.

            This Agreement of Limited Partnership of Berkshire Income Realty-OP, L.P. is entered into by and between BIR GP, L.L.C., as general partner (the "GENERAL PARTNER"), and Berkshire Income Realty, Inc., as special limited partner (the "SPECIAL SPECIAL LIMITED PARTNER"). The General Partner and the Special Limited Partner are hereinafter referred to collectively as the
 "PARTNERS."

            The Partners hereby form a limited partnership pursuant to and in accordance with the Delaware Revised Uniform Limited Partnership Act of 6 DEL.C.
Section 17-101, ET SEQ. (the "ACT"), and hereby agree as follows:

            1. NAME. The name of the limited partnership formed hereby is Berkshire Income Realty-OP, L.P. (the "PARTNERSHIP").

            2. PURPOSE. The Partnership is organized for all purposes and may engage in all activities permitted under the Act.

            3. REGISTERED OFFICE. The registered office of the Partnership in the State of Delaware is at 1013 Centre Road, Wilmington, Delaware 19805.

            4. REGISTERED AGENT. The name and address of the registered agent of the Partnership for service of process on the Partnership in the
State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

            5. PARTNERS. The names and business addresses of the Partners are as follows:

                    GENERAL PARTNER

                    BIR GP, L.L.C.
                    One Beacon Street
                    Suite 1500
                    Boston, Massachusetts 02108

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                    SPECIAL LIMITED PARTNER

                    Berkshire Income Realty, Inc.
                    One Beacon Street
                    Suite 1500
                    Boston, Massachusetts 02108

            6. POWERS. The powers of the General Partner include all powers, statutory and otherwise, possessed by general partners under the laws of the State of Delaware.

            7. TERM. The Partnership shall dissolve, and its affairs shall be wound up, on December 31, 2052, or at such time as (a) all of the Partners of the Partnership so agree in writing, (b) the Partnership sells or otherwise disposes of its interest in all or substantially all of its property, (c) an event of withdrawal of the General Partner has occurred under the Act, or (d) an entry of a decree of judicial dissolution has occurred under Section 17-802 of the Act.

            8. CAPITAL CONTRIBUTIONS. The Partners of the Partnership have contributed the following amounts, in cash, and no other property, to the
Partnership:

                    GENERAL PARTNER

                    BIR GP, L.L.C.,                        $1.00

                    SPECIAL LIMITED PARTNER

                    Berkshire Income Realty, Inc.,         $1.00

            9. ADDITIONAL CONTRIBUTIONS. No Partner of the Partnership is required to make any additional capital contribution to the Partnership.

            10. ALLOCATIONS OF PROFITS AND LOSSES. The Partnership's profits and losses shall be allocated in proportion to the capital contributions of the partners of the Partnership.

            11. DISTRIBUTIONS. At the time determined by the General Partner, but at least once during each fiscal year of the Partnership, the General Partner shall cause the Partnership to distribute any cash held by it which is not reasonably necessary for the operation of the Partnership. Cash available for distribution shall be distributed to the Partners of the Partnership in the same proportion as their then capital account balances.

            12. ASSIGNMENTS. The Special Limited Partner may assign all or part of its partnership interest in the Partnership only with the consent of the General Partner. The Special Limited Partner has no right to grant an assignee of its partnership interest in the Partnership the right to become a substituted limited partner of the Partnership.

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            13.     WITHDRAWAL. Except as provided in the following Section 14, no right is given to any Partner of the Partnership to withdraw from the Partnership.

            14.     ADDITIONAL PARTNERS.

                    (a) Without the approval of the Special Limited Partner, the General Partner may admit additional limited partners to the Partnership. Upon the admission of additional limited partners to the Partnership, the Special Limited Partner shall withdraw from the Partnership and shall be entitled to receive forthwith the return of its capital contribution, without interest or deduction.

                    (b) After the admission of any additional limited partners pursuant to this Section 14, the Partnership shall continue as a limited partnership under the Act.

                    (c) The admission of additional limited partners to the Partnership pursuant to this Section 14 shall be accomplished by the amendment of this Agreement of Limited Partnership and, if required by the Act, the filing of an appropriate amendment of the Partnership's Certificate of Limited Partnership in the office of the Secretary of State of the State of Delaware.

            15. GOVERNING LAW. This Agreement shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws.

            16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

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            IN WITNESS WHEREOF, the undersigned, intending to be bound hereby, have duly executed this Agreement of Limited Partnership as of the 22nd day of July 2002.

                                        GENERAL PARTNER:

                                        BIR GP, L.L.C.

                                        By: Berkshire Income Realty, Inc.,
                                            its managing member

                                        By: /s/ David C. Quade
                                        ----------------------------------------
                                            Name: David C. Quade
                                            Title: President

                                        SPECIAL LIMITED  PARTNER:

                                        Berkshire Income Realty, Inc.

                                        By: /s/ David C. Quade
                                        ----------------------------------------
                                            Name: David C. Quade
                                            Title: President